Exhibit 99.1

Contributors (as defined in Note 1)

Combined Statement 2023

Index to Combined Statement

Report of Independent Certified Public Accountants	2

Combined Statement

Combined Statement of Revenues and Direct Operating Expenses for the Year Ended December 31, 2023	3

Notes to the Combined Statement of Revenues and Direct Operating Expenses	4

Supplemental Reserve Information (Unaudited)	7

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

General Partner and Unitholders

Dorchester Minerals, L.P.

Opinion

We have audited the Combined Statement of Revenues and Direct Operating Expenses related to certain interests in oil and natural gas properties, rights, and related assets owned by the Contributors (as defined in Note 1 to the Combined Statement of Revenues and Direct Operating Expenses) (collectively, the “Properties”) for the year ended December 31, 2023, and the related notes to the statement.

In our opinion, the accompanying combined statement presents fairly, in all material respects, the revenues and direct operating expenses of the Properties for the year ended December 31, 2023, in accordance with accounting principles generally accepted in the United States of America.

Basis for opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statement section of our report. We are required to be independent of the Properties and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of matter - basis of accounting

We draw attention to Note 1 to the Combined Statement of Revenues and Direct Operating Expenses, which describes that the accompanying Combined Statement of Revenues and Direct Operating Expenses was prepared for the purpose of a filing requirement of United States Securities and Exchange Commission and is not intended to be a complete presentation of the Properties’ revenues and expenses. As a result, the combined statement may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of management for the statement

Management is responsible for the preparation and fair presentation of the Combined Statement of Revenues and Direct Operating Expenses in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement that are free from material misstatement, whether due to fraud or error.

Auditor's responsibilities for the audit of the statement

Our objectives are to obtain reasonable assurance about whether the Combined Statement of Revenues and Direct Expenses as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined statement.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the Combined Statement of Revenues and Direct Operating Expenses, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Combined Statement of Revenues and Direct Operating Expenses.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Combined Statement of Revenues and Direct Expenses.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ GRANT THORNTON LLP

Dallas, Texas

October 16, 2024

Contributors (as defined in Note 1)

Combined Statement of Revenues and Direct Operating Expenses

(Dollars in thousands)

Year Ended December 31, 2023

Operating revenues
Royalties	$26,393
Total operating revenues	26,393

Direct operating expenses
Operating expenses	1,286
Production taxes	1,273
Total direct operating expenses	2,559

Revenues in excess of direct operating expenses	$23,834

The accompanying notes are an integral part of the Combined Statement of Revenues and Direct Operating Expenses.

Contributors (as defined in Note 1)

Notes to the Combined Statement of Revenues and Direct Operating Expenses

1.	Description of Transaction and Basis of Presentation

Description of Transaction

On September 12, 2024, West Texas Minerals LLC, a Delaware limited liability company, Carrollton Mineral Partners, LP, a Texas limited partnership (“CMP”), Carrollton Mineral Partners Fund II, LP, a Texas limited partnership, Carrollton Mineral Partners III, LP, a Texas limited partnership, Carrollton Mineral Partners III-B, LP, a Texas limited partnership, Carrollton Mineral Partners IV, LP, a Texas limited partnership, CMP Permian, LP, a Texas limited partnership, CMP Glasscock, LP, a Texas limited partnership, and Carrollton Royalty, LP, a Texas limited partnership (collectively, the “Contributors”) entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) with Dorchester Minerals, L.P. (the “Partnership”), the terms and conditions of which provided for the Contributors to contribute certain interests in oil and natural gas properties, rights and related assets (the “Properties”) to the Partnership in exchange for 6,721,144 common units representing limited partnership interests in the Partnership (“Common Units”), subject to adjustment pursuant to a customary title defect process. The Properties consist of mineral, royalty and overriding royalty interests in producing and non-producing oil and natural gas properties representing approximately 14,225 net royalty acres located in 14 counties across New Mexico and Texas.

Basis of Presentation

The accompanying Combined Statement of Revenues and Direct Operating Expenses, were prepared for the purpose of providing historical information to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”) under Rule 3-05 of Regulation S-X and are not intended to be a complete presentation of the financial statements of the Contributors and are not necessarily indicative of the financial position or results of operations of the Contributors on a stand-alone basis, nor are they intended to provide an indication of how the Properties will perform in the future.

Revenue that is directly related to the Properties is reflected in the accompanying Combined Statement of Revenues and Direct Operating Expenses. The direct operating expenses of the Properties presented in this Combined Statement of Revenues and Direct Operating Expenses are transportation, ad valorem taxes and production taxes that are directly attributed to the Properties.

Principles of Combination

All Contributors are commonly managed. All intercompany transactions have been eliminated in combination.

Contributors (as defined in Note 1)

Notes to the Combined Statement of Revenues and Direct Operating Expenses

2.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the Combined Statement of Revenues and Direct Operating Expenses in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the amounts reported therein.

Significant estimates include accruals of uncollected revenues and unpaid expenses attributable to the Properties. The Company analyzes estimates and judgments based on historical experience and various other assumptions and information that are believed to be reasonable. Estimates and assumptions about future events and their effects cannot be predicted with certainty and, accordingly, these estimates may change as additional information is obtained, as new events occur, and as the Contributors’ environment changes. Actual results may differ from the estimates and assumptions used in the preparation of the Contributors’ Combined Statement of Revenues and Direct Operating Expenses.

Revenue Recognition

The pricing of oil and natural gas sales is primarily determined by supply and demand in the marketplace and can fluctuate considerably. As a royalty owner, the Contributors have no operational control over the volumes and method of sale of oil and natural gas produced and sold.

Revenues are recorded under the cash receipts approach as directly received from the remitters’ statement accompanying the revenue check. Since the revenue checks are generally received two to four months after the production month, the Contributors accrue for revenue earned but not received by estimating production volumes and product prices. Identified differences between accrued revenue estimates and actual revenue received historically have not been significant.

The Contributors do not record revenue for unsatisfied or partially unsatisfied performance obligations. The Contributors’ right to revenues from the Properties occurs at the time of production, at which point, payment is unconditional, and no remaining performance obligation exists for the Contributor. Accordingly, the Contributors’ revenue contracts do not generate contract assets or liabilities.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses third party operators charge the Contributors’ revenue interests. The direct operating expenses include transportation, ad valorem and production taxes.

Concentration of Credit Risk

The Contributors principal exposure to credit risk results from receivables generated by the production activities of the Contributors operators. As a royalty owner, the Contributors have no control over the volumes or method of sale of oil and natural gas produced and sold from the Properties. The Contributors combined historical production has three operators which accounted for 23%, 16%, and 15% of total operating revenues for the year ended December 31, 2023.

Contributors (as defined in Note 1)

Notes to the Combined Statement of Revenues and Direct Operating Expenses

3.	Commitments and Contingencies

Contingencies

The Contributors are subject to various possible contingencies that arise primarily from interpretation of federal and state laws and regulations affecting the oil and natural gas industry. Although management believes that it has complied with the various laws and regulations, administrative rulings and interpretations thereof, adjustments could be required as new interpretations and regulations are issued. In addition, environmental matters are subject to regulation by various federal and state agencies.

The Contributors are currently not involved in any litigation arising in the ordinary course of business. The Contributors have an obligation to indemnify the Partnership for breach of certain representations and warranties made by the Contributors as of September 12, 2024 and September 30, 2024 with respect to the contributed properties, including with respect to certain unknown contingencies.

Risks and Uncertainties

The Contributors’ revenue, profitability and future growth are substantially dependent upon the prevailing and future prices for oil and natural gas, each of which depends on numerous factors beyond the Contributors’ control such as overall oil and natural gas production and inventories in relevant markets, economic conditions, the global political environment, regulatory developments and competition from other energy sources. Oil and natural gas prices historically have been volatile and may be subject to significant fluctuations in the future.

4.	Subsequent Events

Management has evaluated subsequent events through October 16, 2024, the date the Combined Statement of Revenues and Direct Operating Expenses were available to be issued. No additional subsequent events were identified requiring additional recognition or disclosure in the Combined Statement of Revenues and Direct Operating Expenses.

Contributors (as defined in Note 1)

Supplemental Reserve Information (Unaudited)

The following unaudited supplemental reserve information summarizes the net proved reserves of oil and natural gas and the standardized measure thereof for the year ended December 31, 2023 attributable to the Contributors’ interest. All of the reserves are located in the United States. The following table sets forth certain information with respect to the reserves attributable to the Contributors’ interest for 2023. The reserve disclosures are based on Contributors historical reserve studies generally prepared in accordance with the guidelines established by the SEC.

In accordance with U.S. GAAP and Securities and Exchange Commission rules and regulations, the following information is presented with regard to the oil and natural gas reserves, which are proved, developed and located in the United States. These rules require inclusion as a supplement to the basic financial statements a standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves. The standardized measure, in management's opinion, should be examined with caution. The basis for these disclosures are reserve studies which contain imprecise estimates of quantities and rates of production of reserves. Revision of prior year estimates can have a significant impact on the results. Changes in production costs may result in significant revisions to previous estimates of proved reserves and their future value. Therefore, the standardized measure is not necessarily a best estimate of the fair value of oil and natural gas properties or of future net cash flows.

Estimated Quantities of Oil and Natural Gas Reserves

The following table sets forth certain data pertaining to the Contributors proved, developed reserves of the Properties for the year ended on December 31, 2023:

Year Ended December 31, 2023	Oil (MBbl)	Gas (MMcf)
Beginning of year proved reserves	2,216	4,916
Revisions in previous estimates	1,258	2,208
Sales of reserves in place	(421)	(716)

Total proved reserves, end of year	3,053	6,408

Contributors (as defined in Note 1)

Supplemental Reserve Information (Unaudited)

Standardized Measure of Discounted Future Net Cash Flows

The Standard Measure of Discounted Future Net Cash Flows (excluding income tax expense) relating to proved, developed oil and natural gas reserves is presented below:

(Dollars in thousands)
Year Ended December 31, 2023	Pretax Amount
Future estimated gross revenues	$168,022
Future estimated production costs	(14,255)
Future estimated net revenues	153,767
10% annual discount for estimated timing of cash flows	(74,236)

Standardized measure of discounted future net cash flows	$79,531

Changes in Standardized Measures

The following table sets forth the changes in standardized measure of discounted future net cash flows relating to proved, developed oil and natural gas reserves for the periods indicated:

(Dollars in thousands)	December 31, 2023
Standardized measure, beginning of year	$85,735
Sales of oil and natural gas produced, net of production costs	(23,834)
Net change in prices and production costs	(28,981)
Revisions of previous quantity estimates	36,028
Accretion of discount	8,573
Changes in production rate and other	2,010

Standardized measure, end of year	$79,531